UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): April 1, 2010

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida	33409
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2010, Ocwen Financial Corporation moved forward in its effort to streamline management of the Company by consolidating the positions of Chief Accounting Officer and Chief Financial Officer.  As a result, former Chief Accounting Officer Daniel J. Seguine is no longer with the Company.  As of April 1, 2010, David J. Gunter will serve as Executive Vice President, Chief Financial Officer and Chief Accounting Officer.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K with respect to David J. Gunter is contained in the Company’s Proxy Statement filed on March 30, 2010 and Form 10-K filed on March 8, 2010, and shall be incorporated by reference in this 8-K.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION (Registrant)

Date: April 7, 2010	By:	/s/ David J. Gunter
David J. Gunter
Executive Vice President, Chief Financial Officer and Chief Accounting Officer
(On behalf of the Registrant and as its principal financial officer)

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